EXHIBIT 99.1

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The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

                Preliminary Structural and Collateral Term Sheet

                $448,000,000 (approximate) of Senior Certificates
[LOGO]                    ChaseFlex Trust Series 2005-1
  JPMorgan       Mortgage Pass-Through Certificates, CFLX 2005-1
                                                                        2/9/2005
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                          Features of the Transaction
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- Offering consists of approximately [448] of Senior Certificates.
expected to be rated AAA by at least 2 of the Rating Agencies;
S&P, Moody's, Fitch.

- The Amount of Senior Certificates is approximate and may vary.

- Multiple groups of Mortgage Loans will collateralize the transaction.

- There are approximately 3 Pools of Senior Certificates, Pool 1 consists of 3 SubGroups, Pool 2 consists of 2 SubGroups, and Pool 3 consists
1 SubGroup each of which may vary.

- The Credit Support for Pools 1,2 & 3 is Cross-Collateralized with respect to losses
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                                    Key Terms
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Issuer :                                           ChaseFlex Trust Series 2005-1
Underwriter :                                        J.P.Morgan Securities, Inc.
Depositor :                                   Chase Mortgage Finance Corporation
Trustee:                                                                Wachovia
Type of Issuance:                                                         Public
Servicer Advancing:                              Yes, Subject to Recoverability.
Compensating Interest:                                         Paid, But Capped.
Clean-Up Call / Optional               [10%] clean-up call (aggregate portfolio)
Termination:
Legal Investment:                     The Senior Certificates are Expected to be
                                                            SMMEA at Settlement.
ERISA Eligible:                             The Senior Certificates are Expected
                                     to be ERISA eligible subject to limitations
                                   set forth in the final prospectus supplement.
Tax Treatment:                                                             REMIC
Structure:                              Senior/Subordinate w/ Shifting Interest.

                                  and Subordinate Certificate Prepayment Lockout

Expected AAA Subordination:                                        5.5% +/- .50%
Rating Agencies:                            At least 2 of 3; Moody's, S&P, Fitch
Registration:                          Publicly Offered Certificates will be DTC

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                            Time Table (approximate)
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Expected Settlement                                                      2/28/05
Cut-Off Date                                                              2/1/05
First Distribution Date                                                  3/25/05
Distribution Date                                      25th or Next Business Day
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                         JPMSI Whole Loan Trading Desk
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Greg Boester       212.834.2499

John Horner        212.834.2499

Tom Scudese        212.834.2499

Ruslan Margolin    212.834.4574

Marc Simpson       212.834.4176

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                        Preliminary Mortgage Pool(s) Data - Conforming 30 Year Alt-A
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                                        Pool 1             Pool 1             Pool 1             Pool 1
                                      Aggregate          SubGroup1          SubGroup2          SubGroup3
Collateral Type                    30 Yr Conforming    5.5% Pass-Thru     6.0% Pass-Thru     6.5% Pass-Thru
Outstanding Principal Balance        292,730,450         49,108,258        143,556,223         99,729,429
Number of Mortgage Loans                1713
Average Original Balance               171,198            174,833            172,040            168,947
Weighted Average Coupon                 6.36%              5.89%              6.31%              6.67%
Weighted Average Maturity                358                358                358                358
Weighted Average Seasoning                2                  2                  2                  2
Weighted Average Loan-to-Value           75%                70%                74%                79%
Weighted Average FICO Score              718                727                718                713
Geographic Distribution            FL(26%),NY(12%)    FL(18%),CA(18%)    FL(25%),CA(10%)    FL(32%),NY(14%)
Owner Occupied                           85%                71%                89%                88%
Purpose-Cash Out                         38%                37%                39%                37%
Primary Mortgage Pool Originator     Chase(100%)

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                           Preliminary Mortgage Pool(s) Data - Jumbo 30 Year Alt-A
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                                       Pool 2            Pool 2            Pool 2
                                      Aggregate         SubGroup1         SubGroup2
Collateral Type                      30 Yr Jumbo     5.75% Pass-Thru   7.5% Pass-Thru
Outstanding Principal Balance        97,724,550        77,353,551        19,867,057
Number of Mortgage Loans                 196
Average Original Balance               500,899           500,899           487,767
Weighted Average Coupon                 6.34%             6.27%             6.63%
Weighted Average Maturity                358               358               358
Weighted Average Seasoning                2                 2                 2
Weighted Average Loan-to-Value           71%               70%               75%
Weighted Average FICO Score              721               722               717
Geographic Distribution            CA(28%),FL(18%)   CA(30%),FL(17%)   FL(23%),CA(20%)
Owner Occupied                           85%               86%               81
Purpose-Cash Out                         30%               31%               26%
Primary Mortgage Pool Originator     Chase(100%)

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                  Preliminary Mortgage Pool(s) Data - Conforming 30 Year NonOwner Occupied
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                                       Pool 3            Pool 3
                                      Aggregate         SubGroup1
Collateral Type                     30Yr NonOwner    6.0% Pass-Thru
Outstanding Principal Balance        83,548,945        81,977,422
Number of Mortgage Loans                 713
Average Original Balance               117,414           117,414
Weighted Average Coupon                 6.26%             6.26%
Weighted Average Maturity                358               358
Weighted Average Seasoning                2                 2
Weighted Average Loan-to-Value           73%               73%
Weighted Average FICO Score              726               725
Geographic Distribution            FL(20%),CA(11%)   FL(20%),CA(11%)
Non-Owner Occupied                      100%              100%
Purpose-Cash Out                         30%               30%
Primary Mortgage Pool Originator     Chase(100%)

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

JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Securities or financial instruments mentioned herein may not be suitable for all investors. The recipient of these materials must make its own independent decisions regarding any securities or financial instruments mentioned herein. The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion or amendment from time to time without notice, and JPMorgan is under no obligation to keep you advised of such changes. These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Securities or financial instruments mentioned herein may not be suitable for all investors. The recipient of these materials must make its own independent decisions regarding any securities or financial instruments mentioned herein. The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion or amendment from time to time without notice, and JPMorgan is under no obligation to keep you advised of such changes. These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Notwithstanding anything to the contrary contained herein, expect to the extent necessary to comply with applicable securities laws, any recipient of these materials (and each employee, representative or
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limitation of any kind, the federal income tax treatment and tax structure of
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materials should not be construed as either projections or predictions or as
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Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the accuracy or completeness of the information herein.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.